ATTACHMENT G.1.a.iii.2 (assuming that the EY report is Attachment G.1.a.iii.1)

Ernst & Young LLP’s internal control report, which is filed as an exhibit to the registrant’s Form N-CEN/A for the fiscal year ended November 30, 2021, discusses a material weakness in the registrant’s internal control over financial reporting. During the period covered by the report, the registrant’s internal control regarding management’s review of the income tax accounting, including tax positions taken, for the registrant’s anticipated conversion from a Corporation to a Regulated Investment Company, was not adequately designed. As a result of the material misstatement, the registrant restated the November 30, 2021 financial statements for the impacted account balance and total line items on the Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statements of Cash Flows, and Financial Highlights in Tortoise Energy Infrastructure Corp. (“TYG”) and Tortoise Midstream Energy Fund, Inc. (“NTG”).  The registrant has enhanced the design of its controls and procedures related to the accounting for income taxes including the enhancement of analysis and review of income tax accounting related to non-routine transactions.